I N V E S T O R P R E S E N T A T I O N T H I R D Q U A R T E R F I S C A L 2 0 2 6 June 3, 2026 Exhibit 99.1

Forward Looking Statements & Financial Measures 2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies effecting financial institutions (including taxation, banking, securities, insurance and tariffs), • the current or anticipated impact of military conflict, terrorism or other geopolitical events, • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation.

KRNY Investment Thesis 3 Key Takeaways • Sustainable earnings growth rate • Scalable path to peer-level return on tangible capital • Growing franchise value • Attractive dividend and strong capital levels which support valuation and growth Kearny is strengthening how it grows—creating a scalable, relationship-driven earnings model. Earnings Momentum Asset repricing, portfolio mix improvements, and operating leverage/efficiency initiatives to drive sustainable growth in net income. Strengthening Deposit Franchise Recent additions of experienced deposit bankers will accelerate growth in lower-cost relationship-based deposits, strengthening franchise value. Additional deposit teams to be added, aligning hiring with market opportunities, balance-sheet priorities, and demonstrated performance. Relationship-Driven Loan Growth Expanding team of C&I lenders are growing primary banking relationships, supporting core deposit growth and treasury management cross-sell opportunities. Capital and Liquidity Anchor Flexibility Strong tangible capital levels and significant contingent liquidity provide balance sheet resilience and flexibility to support growth and/or return of capital to shareholders. Attractive Dividend An attractive dividend, a consistent payout history and strong capital levels supports valuation while providing investors with meaningful current income.

Executing on Our Strategy 4 Efficiency Initiative Operating leverage | Capacity for growth Developing production-ready RPAs, eliminating manual rework and expanding scalable operating capacity. Optimize Branch Footprint Lower cost structure | Higher capital productivity Closed 3 underperforming branches lowering fixed costs and reallocating capital to higher-return opportunities. Grow Low-Cost Core Deposits Improve funding mix | Lower cost of funds Added 7 experienced, deposit-focused bankers focused on growth in relationship-based middle- market commercial and specialty deposits. Enhance Loan Yields Disciplined growth | Improved asset mix Advanced loan portfolio diversification by growing commercial business, construction, and home equity loans, while strategically reducing multifamily mortgage exposure. Driving sustainable earnings growth through disciplined capital deployment, funding optimization, and operational efficiency Execution underway with tangible actions already completed and financial benefits beginning to emerge

Advancing AI-Driven Initiatives 5 AI Knowledge Assistants Generative AI enables real-time, natural language access to approved policies and procedures, eliminating manual search. Improves consistency, accuracy, and speed in client service interactions. Fraud Detection & Risk Monitoring AI tools identify and flag suspicious activity with greater precision. Enhances review speed, consistency, and risk mitigation. Voice AI – Client Engagement Conversational AI voice agents handle routine inquiries allowing clients to self-serve. Expands service coverage and captures client sentiment insights to support follow-up engagement. AI-Enabled Client Insights AI-enabled business intelligence tools explain trends and variances across client data. Natural language querying improves accessibility and decision-making across business lines. AI in Lending Workflow Automation and workflow orchestration reduce manual processing steps. Accelerates loan onboarding and improves client experience. Embedding AI across servicing, risk, and lending workflows to enhance efficiency, improve decision-making, and elevate client experience

Enterprise-Wide Efficiency & Standardization Initiative Driving Sustainable Value for Shareholders 6 Expected Shareholder Impact Reduce operating expenses; increase capacity for revenue-generating activities Increase staff productivity; faster execution and elevated client experience Strengthen competitive positioning with a scalable platform for growth Improve employee engagement; enhance control framework and reduce errors “Operational agility and client-centricity are critical to our long-term success…” — Craig Montanaro, President & CEO Phase 1: Discovery & Design Phase 2: Pilot Automation & KPI Dashboards Phase 3: Scale Initiatives Automation & Integration • Automate workflows with RPA and AI. • Unify processes via top automation platforms. • Securely integrate with core banking and CRM. Data & Insights • Deploy real-time KPI dashboards for advanced performance tracking. • Enable data-driven decision-making across pricing, staffing, and balance-sheet optimization. Client & Change Management • Redesign client processes for enhanced speed, accuracy, and satisfaction. • Share best practices to drive adoption and continuous improvement.

Kearny Financial Corp. 1 Financial information as of March 31, 2026. Source: S&P Global Market Intelligence & Company Filings. 7 Branch/Office Footprint KRNYNASDAQ: 1884Founded: $7.6 billionAssets $5.8 billionLoans $5.7 billionDeposits $0.8 billionCapital $10.02TBV Per Share: $488.8 millionMarket Cap: Kearny Snapshot1 40 branches across 12 counties - in NJ and the NY metro area. Top 10 NJ Financial Institution - by Assets & Deposits

Third Quarter 2026 Performance

Financial Metrics

	Reported
Net Income:	$10.1 million
Diluted EPS:	$0.16
Net Interest Income:	$39.2 million
Net Interest Margin:	2.21%
Dividend Yield:	5.83%
CET- 1 Ratio:	14.57%

Quarter Highlights

- **Strengthened Earnings Power:** Pre-tax, pre-provision net revenue rose 5.5% to $13.0 million, underscoring continued improvement in core earnings.
- **Sustained Margin Expansion:** Net interest margin increased 7 bps to 2.21%, marking the sixth consecutive quarter of improvement, driven by favorable loan repricing and improving funding costs.
- **Advancing Loan Diversification:** Continued to remix the loan portfolio by growing commercial business, construction, and home equity loans by 18.5%, 14.3% and 4.0%, respectively, while strategically reducing multifamily exposure.
- **Executing Strategic Actions:**
  - **Operational Efficiency:** The Lab Consulting partnership is underway, with early momentum supporting streamlined processes, expanded automation, and scalable growth.
  - **Deposit Franchise Expansion:** Added deposit-focused relationship officers and launched a specialty deposits vertical to diversify funding sources and enhance balance-sheet stability.

[1] Non-GAAP Financial Information on page 22.
Source: Company Filings.

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kearny financial corp.

Sustained Earnings Growth and Margin Expansion Net Interest Income & Net Interest Margin 9 Earnings Metrics1 1 See Non-GAAP Financial Information on page 22. Source: Company Filings. ($ thousands) $34,042 $35,843 $37,704 $37,969 $39,236 1.90% 2.00% 2.10% 2.14% 2.21% 3Q25 4Q25 1Q26 2Q26 3Q26 Net Interest Income Net Interest Margin ($ thousands, except per share data) $6,648 $6,769 $9,506 $9,449 $10,137 $8,214 $9,941 $11,885 $12,349 $13,031 $0.11 $0.11 $0.15 $0.15 $0.16 $0.13 $0.16 $0.19 $0.20 $0.21 3Q25 4Q25 1Q26 2Q26 3Q26 Net income Pre-tax, pre-provision net revenue Earnings per share, diluted Pre-tax, pre-provision earnings per share

Granular Deposit Franchise 1 As of March 31, 2026. Source: Company Filings. 10 Non-Maturity Deposit Mix1 ($ millions) 20.1% 13.2% 13.4% 41.5% 11.0% Deposit Composition * Increase from 1Q26 to 2Q26 in non-interest bearing demand deposits was largely the result of the migration of a consumer interest bearing product to a non-interest bearing product Deposit Trend & Composition $1,218 $1,219 $1,208 $1,180 $1,202 $733 $758 $759 $757 $757 $758 $754 $751 $770 $763 $2,411 $2,362 $2,335 $2,377 $2,376 $587 $582 $578 $627 $632 $5,707 $5,675 $5,632 $5,712 $5,729 3Q25 4Q25 1Q26 2Q26 3Q26 Retail CDs Wholesale CDs Savings Interest Bearing DDA Non-interest Bearing DDA Consumer 62.4% Commercial 21.8% Government 15.8% *

Retail Deposit Detail 1 Quarters are based on a calendar year view. 2As of March 31, 2026. 3 Excludes brokered and state & local government deposits. Source: Company Filings. 11 Retail CD Maturities1 Retail Deposit Segmentation2,3 ($ millions) $303 $355 $233 $222 $88 3.28% 3.16% 3.34% 3.27% 2.72% 2Q26 3Q26 4Q26 1Q27 2Q27 & Beyond CD Maturities - Retail & Listing Services (over the next 12 months)

New York 32.1% New Jersey 55.2% Pennsylvania 6.2% Other 6.5% 1-4 Family 30.1% Home Equity 1.1% Multi-family 44.2% CRE 17.5% Construction 3.6%C&I 3.5% Diversified Loan Portfolio Loan Trend 1 As of March 31, 2026. Source: S&P Global Market Intelligence & Company Filings. 12 QTD Yield on Loans 4.58% Geographic Distribution1 Highlights LTV 59.5% Loan Composition1 ($ millions) $1,761 $1,749 $1,749 $1,731 $1,741 $50 $51 $54 $59 $61 $2,733 $2,710 $2,641 $2,619 $2,555 $988 $987 $989 $990 $1,012 $175 $178 $190 $182 $208 $140 $139 $142 $170 $201 $5,850 $5,815 $5,768 $5,753 $5,781 3Q25 4Q25 1Q26 2Q26 3Q26 1-4 Family Home Equity Multi-family CRE Construction C&I Progressing Portfolio Diversification: Commercial business, construction, and home equity loans have increased by 18.5%, 14.3% and 4.0%, respectively, while strategically reducing multifamily mortgage exposure. Loan yields increased 12bps year over year to 4.58% due to the ongoing repricing and remix of the existing portfolio.

$189,413 $447,054 $85,569 $234,415 $106,084 $268,946 $69,286 $54,834 3.73% 3.74% 3.95% 3.88% 6.64% 6.84% 6.42% 6.65% Remainder 2026 2027 2028 2029 Maturing Repricing Current Rate Repricing Rate (if repriced 4/1/26) Implied Spread Opportunity to Drive Margin Expansion 13 Multifamily / CRE Loan Repricing Opportunity1 CRE Portfolio Reprice: Loans reprice based on the 5-Year Treasury plus spread or contractual terms. Interest Income Upside: Repricing through 2029 has the potential to generate material cumulative annual interest income growth, assuming similar loan replacement. Yield Enhancement Opportunity: Maturing loans enable strategic redeployment into higher-yielding assets, optimizing portfolio returns. 1 Excludes coupon greater than 6%. Based on a calendar year view. 2 Repricing Rate: Maturing loans assume treasury + a spread and Repricing loans assume contractual terms. Source: Company Filings ($ thousands) Highlights 2

Multifamily Loan Portfolio Multifamily Loan Portfolio Composition1 1 As of March 31, 2026. Source: Company Filings 14 NYC Multifamily Loan Portfolio by Location Strong Asset Quality: Proven resilience across multiple credit cycles. Diversified Exposure: <50% of Multifamily in NYC; only 5.2% majority rent-regulated. Near-Term Maturities: 24.1% of NYC Multifamily loans reprice or mature within 12 months. Total MF $2.6B New York City (“NYC”) Multifamily1 Highlights ($ in millions) Majority NYC Free Market 39.7% Outside NYC 55.0% Fully NYC Rent Regulated 1.8% Majority NYC Rent Regulated 3.4% Loan Value % Brooklyn 752 63.4% Queens 165 13.9% Manhattan 134 11.3% Bronx 135 11.4% Total NYC MF Loan Portfolio 1,186 100.0% NYC Multifamily Portfolio: $1.2 billion Average Loan Balance: $3.18 million Weighted Average LTV: 61.4% Nonperforming Loans / Total MF Loans: 1.58% Next 12 Months of Maturity & Repricing: $276.9 million

Retail 26.2% Mixed Use 24.5% Office 13.8% Industrial 19.6% Specialty & Other 12.1% Medical 3.8% New Jersey 57.2% Brooklyn 7.8% New York (Ex. Brooklyn) 25.8% Pennsylvania 4.1% Other 5.1% CRE Loan Detail 1 As of March 31, 2026. Source: Company Filings. 15 Total CRE $1.01B LTV 52.6% CRE Portfolio by Collateral Type1 CRE Loan Geographic Distribution1

Manhattan 15.8% New York (Excl. Manhattan) 13.3% New Jersey 67.8% Other 3.1% Office Portfolio 1 As of March 31, 2026. Based on a calendar year view. Source: Company Filings. 16 Office Portfolio by Contractual Maturity1 13.8% of total CRE portfolio or $139.3 million Average loan size of $2.02 million ($ millions) Office Loan Geographic Distribution1 49.8%LTV 1.8x DSCR Total Office $139M $7 $33 $17 $9 $27 $47 $0 $10 $20 $30 $40 $50 2026 2027 2028 2029 2030 2031+

Track Record of Strong Credit Performance 1 Data provided by Federal Reserve Bank of St. Louis. Source: Company Filings. 17 Net Charge-offs to Average Total Loans Between 2006 and 3Q26, including the periods of the Global Financial Crisis and the COVID-19 Pandemic, KRNY maintained an average annual net charge-off rate of 9 basis points, significantly lower than the 47 basis points average for all commercial banks (US Banks not among the top 100)1. 0.00 0.50 1.00 1.50 2.00 2.50 3.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 3Q26 Commercial Banks (not among top 100) KRNY Global Financial Crisis Hurricane Sandy COVID-19 PandemicCumulative charge-offs for KRNY between 2006 and 3Q26 were minimal, totaling $42.1 million.

18 Conservative Underwriting Culture Comprehensive CRE / Multifamily Underwriting Highly disciplined LTV and DSCR standards Interest rates stressed at origination DSCR based on in-place rents, not projections, with conservative allowances for vacancy NOI underwritten to include forecasted expense increases and full taxes (where a tax abatement exists) Approval Authority & Underwriting Consistency Lending authority aggregated by borrower/group of related borrowers Technology ensures consistent and efficient underwriting and risk rating process Multi-faceted Loan Review & Stress Testing Semi-annual third-party loan-level stress testing and annual capital-based stress testing Quarterly third-party portfolio loan review with 65% of total portfolio reviewed on an annual basis Annual internal loan reviews on all commercial loans with balances of $2.5 million or greater Proactive Workout Process Dedicated team of portfolio managers and loan workout specialists Weekly meetings comprised of loan officers, credit personnel and special assets group to pre-emptively address delinquencies or problem credits Philosophy of aggressively addressing impaired assets in a timely fashion Senior Credit Officer Approval Management Loan Committee Approval Board Loan Committee Approval

Multi-family $38.1 CRE $5.7 C&I $0.5 1-4 Family $5.1 Home Equity $0.2 Construction $2.8 0.49% 0.59% 0.84% 0.67% 0.69% 3Q25 4Q25 1Q26 2Q26 3Q26 Asset Quality Metrics Non-Performing Assets / Total Assets 1 As of March 31, 2026; dollar amounts shown in millions. Source: Company Filings. 19 Net Charge-Offs / Average Loans Non-Performing Loans1 Allowance for Credit Losses ACL by Loan Segment1 NPL’s $52.4M ($ millions) 0.03% 0.00% 0.07% 0.05% 0.04% 3Q25 4Q25 1Q26 2Q26 3Q26 $44.5 $46.2 $45.1 $45.0 $44.7 0.76% 0.79% 0.78% 0.78% 0.77% 3Q25 4Q25 1Q26 2Q26 3Q26 ACL Balance ACL to Total Loans Receivable $3,976 $1,805 0.88% 0.54% Commercial Consumer ACL by Loan Segment Loan Balance ACL/Loans Increase driven by one loan in the collection process, which has since been fully repaid.

Investment Securities 1 As of March 31, 2026. 2 Comprised entirely of securitized federal education loans with 97% U.S. government guarantees. 3 Assumes 29% marginal tax rate. Source: Company Filings. 20 Securities Composition1 Securities Average Balance & Yield Trend As of March 31, 2026, the after-tax net unrecognized loss on securities held- to-maturity was $8.2 million, or 1.26% of tangible equity3 AFS/HTM & Effective Duration1 ($ millions) Total Effective Duration ≈ 3.8 years Floating rate securities ≈ 26% 2 Corporate Bonds 14.4% CLO 20.6% ABS Student Loans 5.0% Agency MBS 59.3% Municipal Bonds 0.6% $1,261 $1,236 $1,244 $1,192 $1,200 4.06% 4.00% 4.07% 3.91% 3.82% 3Q25 4Q25 1Q26 2Q26 3Q26 Securities Portfolio Yield on Investments AFS , 89.9% HTM , 10.1%

Capital and Liquidity 1 Kearny Financial Corp. (NASDAQ: KRNY) Regulatory Capital Ratios as of March 31, 2026 are preliminary. 2 Well capitalized regulatory minimums are determined at Bank level. 3 As of March 31, 2026 Source: Company Filings. 21 HighlightsRegulatory Capital Ratios1,2,3 Equity Capitalization Level Liquidity Sources3 Well-Capitalized Status Maintained Regulatory ratios for both Company and Bank remain well above “well-capitalized” thresholds. Tangible Equity Strength Tangible equity / tangible assets: 8.65%, up 34 bps YoY, reinforcing balance sheet resilience. Significant Contingent Liquidity $2.5B secured borrowing capacity with FHLB & Fed. Available liquidity is 2.9x greater than the estimated uninsured deposits. ($ millions) 8.31% 8.27% 8.47% 8.56% 8.65% 9.67% 9.64% 9.85% 9.94% 10.03% 3Q26 4Q25 1Q26 2Q26 3Q26 Tangible Common Equity / Tangible Assets Equity / Assets 5.00% 6.50% 8.00% 10.00%9.48% 14.57% 14.57% 15.51% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital Well Capitalized Regulatory Minimum KRNY Total Capacity Available Capacity Internal Sources: Free Securities and other 717$ 717$ External Sources: FRB 1,298 1,298 FHLB 1,903 439 Total Liquidity 3,918$ 2,453$

Non-GAAP Reconciliation 22 Reconciliation of GAAP to Non-GAAP (Dollars and Shares in Thousands, Except Per Share Data) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Adjusted net income: Net income (GAAP) $10,137 $9,449 $9,506 $6,769 $6,648 Non-recurring transactions - net of tax: Branch consolidation expenses - - 178 - - Gain on sale of property held for sale (724) - (532) - - Adjusted net income $9,413 $9,449 $9,152 $6,769 $6,648 Calculation of pre-tax, pre-provision net revenue: Net income (GAAP) $10,137 $9,449 $9,506 $6,769 $6,648 Adjustments to net income (GAAP): Provision for income taxes $2,503 $2,333 $2,461 $1,387 $1,200 Provision for (Reversal of) credit losses $391 $567 ($82) $1,785 $366 Pre-tax, pre-provision net revenue (non-GAAP) $13,031 $12,349 $11,885 $9,941 $8,214 Adjusted earnings per share: Weighted average common shares - basic 62,908 62,858 62,741 62,597 62,548 Weighted average common shares - diluted 63,251 63,061 62,951 62,755 62,713 Earnings per share - basic (GAAP) $0.16 $0.15 $0.15 $0.11 $0.11 Earnings per share - diluted (GAAP) $0.16 $0.15 $0.15 $0.11 $0.11 Adjusted earnings per share - basic (non-GAAP) $0.15 $0.15 $0.15 $0.11 $0.11 Adjusted earnings per share - diluted (non-GAAP) $0.15 $0.15 $0.15 $0.11 $0.11 Pre-tax, pre-provision net revenue per share: Pre-tax, pre-provision net revenue per share - basic (non-GAAP) $0.21 $0.20 $0.19 $0.16 $0.13 Pre-tax, pre-provision net revenue per share - diluted (non-GAAP) $0.21 $0.20 $0.19 $0.16 $0.13 Adjusted return on average assets: Total average assets $7,547,943 $7,549,411 $7,619,319 $7,638,882 $7,633,734 Return on average assets (GAAP) 0.54% 0.50% 0.50% 0.35% 0.35% Adjusted return on average assets (non-GAAP) 0.50% 0.50% 0.48% 0.35% 0.35% Adjusted return on average equity: Total average equity $759,273 $754,918 $745,143 $744,187 $745,225 Return on average equity (GAAP) 5.34% 5.01% 5.10% 3.64% 3.57% Adjusted return on average equity (non-GAAP) 4.96% 5.01% 4.91% 3.64% 3.57% For the quarter ended